Exhibit 99.1

NGP NGP CAPITAL RESOURCES COMPANY EnerCom Oil and Gas Conference August 14 - 17, 2006 C

NGPC 2 Forward Looking Statements This presentation contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

NGPC 3 NGPC Is A Mezzanine Capital Provider . NGPC is a publicly held financial services company . Investments are primarily in subdebt and mezzanine securities . Microcap to midsized energy companies . NGPC offers yield and total return investors the opportunity to participate in investments that target the capital needs of these small to midsized companies . NGPC: . Affiliate of NGP Energy Capital Management . IPO in November 2004 . Initial capitalization of $244 million . $ 17 million distributed to shareholders to date1 . $167 million invested in targeted investments1 . $191 million total committed and available for targeted investments1 1As of July 28, 2006

NGPC 4 Structure . NGPC is: . A Business Development Company (BDC) . A Regulated Investment Company (RIC) . The BDC format was created to stimulate investment in small companies that otherwise have limited access to capital . Benefit of BDC/RIC Structure: No Corporate Federal Income Tax . General requirements of this structure: . Annual Distribution of at least 90% of taxable income . Mandatory Asset Diversification . 70% of assets must be in securities of private companies and public companies not listed on a national exchange . 50% of investments must be in smaller transactions that individually are less than 5% of total capital . Maximum debt to capitalization of 50% . Independent Board . Must offer to provide management assistance to portfolio companies

NGPC 5 Organization Investment Committee Officers & Employees NGP Investment Advisor, LP Board of Directors Investment Advisory Agreement NGP Capital Resources Company Officers

NGPC 6 FINANCIAL HIGHLIGHTS ($ IN MILLIONS) 2Q 20064 FY 2005 Net Asset Value $ 242.4 $ 243.9 Revenues Actual $ 6.0 $ 17.3 % of Net Asset Value1 9.9% 7.1% Realized Capital Gains --- $ 1.3 Operating Expenses Actual $ 2.1 $ 6.9 % of Net Value1 3.5% 2.8% Net Investment Income $ 3.9 $ 10.4 Dividends Actual $ 3.1 $ 11.5 % of Net Asset Value1 5.1% 4.7% Yield on Targeted Investments1, 3 13.0% 12.9% 1End of period 2Includes Management Fee and G&A 3Excluding Capital Gains 4Percentages Annualized

NGPC 7 Dividends $ 0.18 $ 0.66 Net Investment Income $ 0.22 $ 0.60 Operating Expenses2 $ 0.12 $ 0.40 Realized Capital Gains --- $ 0.08 Revenues $ 0.34 $ 1.00 Net Asset Value1 $ 13.93 $ 14.02 Share Price1 $ 14.63 $ 13.13 2Q 2006 FY 2005 1End of period 2Includes Management Fee and G&A Financial Highlights Per Share

NGPC 8 Dividends $0.120 $0.125 $0.140 $0.150 $0.160 $0.180 $0.125 $- $0.10 $0.20 $0.30 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Regular Dividend Special Year-end Dividend

NGPC 9 Summary Of Compensation . Incentive Payments to NGPIA: . 0% of all net investment income earned at or below the Minimum Target Income (MTI) of 2% per quarter (8% per year) on net asset value . 20% of all net investment income earned above the MTI in any calendar quarter . 20% of the amount of realized Capital Gains for any calendar year . Computed net of the realized capital losses and unrealized capital depreciation . No Catch-Up provision . Management Fees: . NGPIA is paid a management fee based on NGPC's total assets . 0.45% per quarter (1.8% per year) of average total assets

NGPC 10 No Catch Up Provision Increases Yield Net Investment Income (% of Net Assets) 8% 9% 10% 12% 15% NGPC Investors Net (w/o "Catch-Up") 8.0% 8.8% 9.6% 11.2% 13.6% Other BDCs' Investors Net (w/ "Catch-Up") 8.0% 8.0% 8.0% 9.6% 12.0% Additional Yield To Investors 0.0% 0.8% 1.6% 1.6% 1.6% % Yield Improvement 0.0% 10.0% 20.0% 16.7% 13.3%

NGPC 11 Milestone Accomplishments . Built professional and administrative staff . Created company infrastructure . Expanded marketing effort and penetration . Successfully implemented all financial and other controls for SOX and other regulatory compliance . Established $60 million credit facility with SunTrust . Reviewed 300 potential transactions . Overall deal ratio of closed to evaluated transactions is 3% to 4% . Established syndication capacity for Mezzanine Loans . 33% of transactions syndicated with other financial institutions . Earned and distributed $17 million to stockholders

NGPC 12 Targeted Investments . 10 Portfolio Investment companies . Internally generated . 33% syndicated with other financial institutions . Financing for acquisitions, buy-outs, growth and development . $167 Outstanding2 . $191 Committed and Available2 . Investment size in the range of $2 million to $50 million . Yield on Targeted Investment (excluding capital gains) is 13% as of the end of 2Q 2006 (1) Overriding Royalty Interests, Warrants and Similar Assets (2) As of July 28, 2006 Senior Not es $12mm P ref er red/ Common Equi t i e s $ 6mm Subordinat ed Secur ed Loans $52mm Equi t y Kickers(1) $ 1mm Senior S e c ur e d Loans $ 9 6mm

NGPC 13 Portfolio Composition - 66.1 55.6 65.7 105.2 92.8 113.0 151.9 167.0 - 41.3 49.9 39.9 20.4 20.5 19.5 18.5 16.9 244.3 136.3 139.1 138.8 120.5 134.9 114.0 82.6 103.3 $0 $50 $100 $150 $200 $250 $300 Nov.04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 July-06 $MM Targeted Investments Corporate Bonds Cash & Treasuries

NGPC 14 Targeted Investments 67 56 83 122 98 131 176 67 56 67 106 93 113 153 191 167 $0 $50 $100 $150 $200 $250 Nov-04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Jul-06 $MM Committed & Available Outstanding

Targeted Investment Portfolio

NGPC 16 Investment Philosophy . Strong Management Teams . Proven energy track records . Regional, asset or technical expertise . Asset Based, Collateralized Lending . Secured by pledge of reserves, pipelines, and other assets . Low risk of capital loss . Hedging Strategies . Limit downside and preserve upside potential . Actively Managed Investments . Review and approve operational, financial, and development plans . Timely comparisons of forecast vs. actual results . Dynamic strategy and tactics for each investment . Target rate of return is dependent on overall risk of a transaction being financed . Range from 9% to 20% rate of return . Achieved through coupon and, as appropriate: . Overriding royalty interests . Warrants . Conversion rights

NGPC 17 NGPC -- financing advantages . Energy Focused and Experienced . Permanent Capital . Speed of Commitment and Closing . One-Stop Shop . Pricing and Structure tailored to the risk assumed . Underwriting Capability

NGPC 18 Conclusion - NGPC Is A Unique Investment Opportunity . Proven energy lending & investment team and Blue-Chip sponsor . Significant demand for energy capital . Asset based, collateralized loans . Loans with overriding royalty interests, warrants, or conversion rights . Investment Advisor aligned with the investor through the incentive structure . Eligible for tax exempt investors

NGP NGP CAPITAL RESOURCES COMPANY www.ngpcrc.com 713-752-0062 John Homier Rich Bernardy Steve Gardner Kelly Plato Larry Tharp Dan Schockling Hans Hubbard Chris Ryals C